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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 31, 2002, relating to Eloquent, Inc.'s consolidated financial statements and financial statement schedule, which appears in Eloquent, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001.

/s/ PricewaterhouseCoopers LLP

San Jose, California
May 24, 2002